UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:
(Date of earliest event reported)
December 19, 2012

FROZEN FOOD EXPRESS INDUSTRIES, INC.
 (Exact Name of Registrant as Specified in its Charter)

Texas (State or Other Jurisdiction of Incorporation)	1-10006 COMMISSION FILE NUMBER	75-1301831 (IRS Employer Identification No.)
1145 Empire Central Place Dallas, Texas 75247-4305 (Address of Principal Executive Offices)		(214) 630-8090 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On December 19, 2012, FFE Transportation Services, Inc., Lisa Motor Lines, Inc., Conwell Corporation, and FFE Logistics, Inc. (the "Borrowers"), and Frozen Food Express Industries, Inc. (the "Company") and certain of its subsidiaries (the "Guarantors"), executed  the Second Amendment (the "Amendment") to a certain Loan and Security Agreement, dated March 28, 2011 (the "Credit Agreement"), by and among the Borrower, the Guarantors and Bank of America, N.A., as Agent Bank for the lenders under the Credit Agreement.

Under the original Credit Agreement, the Company was required to meet a minimum fixed charge coverage ratio if the borrowing availability fell below $10 million at any point in time.  This Amendment reduces the availability threshold amount to $7 million and adds a stipulation that the Company's borrowing availability must be below the threshold for a period of three consecutive days or is less than $6.5 million for any day before the Company would be required to meet the minimum fixed charge coverage ratio covenant.  On January 1, 2014, the threshold amount will return to $10 million.  The pricing structure for the interest on borrowed funds has been modified, which will add 25 basis points to the Company's current borrowing rate.  As amended by this Amendment and the First Amendment dated March 29, 2012, the Credit Agreement remains in full force and effect.

Item 7.01.	Regulation FD Disclosure

On December 19, 2012, Frozen Food Express Industries, Inc. issued a press release announcing the Company has amended its credit agreement with Bank of America. A copy of the press release is furnished, but not filed, as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits
(a)	Financial statements of business acquired.
Not applicable.
(b)	Pro-forma financial information.
Not applicable.
(c)	Shell company transactions.
Not applicable.
(d)	Exhibits
99.1
Press Release dated December 19, 2012, Frozen Food Express Industries, Inc. announcing the Company has amended its credit agreement with Bank of America.  A copy of the press release is furnished, but not filed, as Exhibit 99.1 to this Current Report on Form 8-K.

    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
FROZEN FOOD EXPRESS INDUSTRIES, INC.
Dated: December 19, 2012	By:	/s/ John R. McManama
John R. McManama Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Exhibit Index

Exhibit No.	Exhibit Title
99.1
Press Release dated December 19, 2012, Frozen Food Express Industries, Inc. announcing the Company has amended its credit agreement with Bank of America.  A copy of the press release is furnished, but not filed, as Exhibit 99.1 to this Current Report on Form 8-K.